Exhibit 10.2

ASSIGNMENT AND BILL OF SALE

NOTICE OF CONFIDENTIALITY RIGHTS: IF YOU ARE A NATURAL PERSON, YOU MAY REMOVE OR STRIKE ANY OF THE FOLLOWING INFORMATION FROM THE INSTRUMENT BEFORE IT IS FILED FOR RECORD IN THE PUBLIC RECORDS: YOUR SOCIAL SECURITY NUMBER OR YOUR DRIVER’S LICENSE NUMBER.

        PHOENIX PETROCORP, INC., a Texas corporation, whose address is 15700 Custer Trail, Frisco, Texas 75035, (“Assignor”), for and in consideration of ONE HUNDRED DOLLARS ($100.00) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby assign, transfer, grant and convey unto ARENA RESOURCES, INC., a Nevada Corporation, whose address is 6555 S. Lewis, Tulsa, Oklahoma 74136 (“Assignee”), and Assignee’s successors and assigns, all of the rights, interests and properties described in Exhibit “A” attached hereto and made a part hereof and in paragraphs (A) through (F) below, and all rights, estates, powers and privileges appurtenant thereto; being herein collectively called the “Assets”:

(A) One hundred percent (100%) of the working interest and the net revenue interest arising from the oil, gas and mineral leases and interests described on Exhibit A attached hereto and made a part hereof; and

(B) The right, title and interest of Assignor in such leases and interests; including the right, title and interest of Assignor in other interests in oil, gas and other minerals of whatsoever nature appurtenant to the leases and lands described in Exhibit A, including surface fee estates, working interests, farmout rights, reversionary interests, overriding royalty interests and fee simple mineral and royalty interests; and

(C) The right, title and interest of Assignor in any pooled or unitized acreage or rights included, in whole or in part, within the leases and interests described in Exhibit A, including oil and gas production from the pool or unit allocated to such properties (including, without limitation, units formed under orders, rules, regulations, or other official acts of any state or other authority having jurisdiction and so called “working interest units” created under operating agreements or otherwise) and interest in any wells within the unit or pooled or associated with such properties, whether such unitized or pooled oil and gas production comes from wells located within or without the areas covered by the properties described on Exhibit A, and all tenements, hereditaments and appurtenances belonging to such properties; and

(D) The right, title and interest of Assignor in permits, licenses, servitudes, easements, rights of way, orders, gas purchase and sale contracts, crude oil purchase and sale contracts, crude oil purchase and sale agreements, water purchase agreements, surface leases, farmin or farmout agreements, acreage contribution agreements, options, unit agreements, processing agreements, leases of equipment or facilities and other contracts, agreements and/or rights of any amendments thereto, which are owned by Assignor, in whole or in part whether or not the same appear of record in the county where the properties described in Exhibit A are located, and which are appurtenant to, affect, are used or held for use in connection with either the ownership, operation, production, treatment or marketing of oil and gas, or either of them, and the sale or disposal of water, hydrocarbons or associated substances from the lands described on Exhibit A; and

(E) The right, title and interest of Assignor in the real, personal and mixed property located in or on the land and leases described in Exhibit A or used in operation thereof, and the crude oil, condensate or products (in storage or in pipelines), wells, well equipment, casing, tanks, boilers, buildings, tubing, pumps, motors, valves, fixtures, machinery and other equipment, pipelines, gathering systems, power lines, telephone and telegraph lines, roads, field processing plants, and all other improvements used in the operation thereof; and

(F) To the extent transferable, the benefit of and the rights to enforce all rights, covenants, and warranties, if any, under the terms and conditions of any agreements and contracts which Assignor is entitled to enforce with respect to the Assets against Assignor’s predecessors in title to the Assets and against any other party to such agreements and contracts.

TO HAVE AND TO HOLD the Assets unto Assignee and its successors and assigns forever; and Assignor does hereby bind Assignor and its successors and assigns to warrant and forever defend the Assets to Assignee and Assignee’s successors and assigns, against every person whatsoever lawfully claiming or to claim the same or any part thereof, by, through and under Assignor only; provided, however, this Assignment is made by Assignor and accepted by Assignee subject to the following terms, representations, agreements and provisions:

AS TO THE EQUIPMENT SOLD AND TRANSFERRED PURSUANT TO THIS ASSIGNMENT, ASSIGNOR MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE MERCHANTABILITY OR FITNESS OF ANY OF THE EQUIPMENT FOR ANY PURPOSE. IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE HAS INSPECTED THE EQUIPMENT FOR ALL PURPOSES AND SATISFIED ITSELF AS TO ITS PHYSICAL CONDITION, AND THAT ASSIGNEE IS RELYING SOLELY UPON THE RESULTS OF SUCH INSPECTION OF THE EQUIPMENT, AND ACCEPTS THE SAME IN ITS “AS IS, WHERE IS” CONDITION.

All production, severance or excise taxes and other similar taxes or fees (other than income taxes) relating to the oil, gas, condensate, natural gas, liquids and other hydrocarbons produced and sold from the lands prior to the Effective Date, shall be the responsibility of Assignor and all such taxes and fees relating to such oil, gas, condensate, natural gas, liquids and hydrocarbons produced and sold on the Effective Date and thereafter shall be the responsibility of Assignee. All ad valorem taxes, real property taxes and personal property taxes and similar obligations shall be prorated between Assignor and Assignee, as of the Effective Date.

Like-Kind Exchanges. Each party to this Assignment reserves the right to include this transaction as a part of an Internal Revenue Code Section 1031 tax deferred exchange. The other party agrees to cooperate reasonably with the exchanging party in implementing any such exchange; provided, however, that such other party shall not be obligated for any expense for which said party is not otherwise obligated under this Assignment.

This Assignment is subject to a Purchase and Sale Agreement between Assignor and Assignee dated as of ___________, 2007.

Executed this ________ day of ___________2007, but effective December 1, 2007, at 7:00 a.m. local time where the Assets are located (the “Effective Date”).

ASSIGNOR Phoenix PetroCorp, Inc. By: _______________ Title: ______________	ASSIGNEE Arena Resources, Inc. By: ______________ Phillip W. Terry President

ACKNOWLEDGEMENTS

STATE OF TEXAS	)
)
COUNTY OF __________	)

This instrument was acknowledged before me on this ____ day of _____________, 2007 by _______________, as _______________ of Phoenix PetroCorp, Inc. a Texas corporation, on behalf of said corporation.

Notary Public, State of Texas

My Commission expires: _________

STATE OF OKLAHOMA	)
)
COUNTY OF TULSA	)

        This instrument was acknowledged before me on this _____ day of ________, 2007, by Phillip W. Terry, President of Arena Resources, Inc., a Nevada corporation, on behalf of said corporation.

Notary Public, State of Oklahoma

My commission expires: ____________

Exhibit “A”
To that certain Assignment and Bill-of-Sale
between PhoenixPetrocorp, Inc. and Arena Resources, Inc.

SOUTH FUHRMAN-MASCHO UNIT
Block 10, University Lands Survey, Andrews County, Texas

Tract No.	Description	Original Lessee	Recording Vol/Page
1	NE/4 Section 5	The Texas Company	155/43
2	SE/4 Section 5	The Texas Company	155/41
3	S/2 SW/4 and NE/4 SW/4 Section 5	Phillips Petroleum Co.	104/274
4	N/2 NW/4 and SE/4 NW/4 Section 8	Phillips Petroleum Co.	105/217
5	NE/4 Section 8	Phillips Petroleum Co.	105/217
6	SE/4 and NE/4 SW/4 Section 8	Phillips Petroleum Co.	107/80
7	SW/4 and S/2 SE/4 Section 9	The Texas Company	89/621
8	NE/4 Section 16	The Texas Company	132/181
9	NW/4 Section 16	The Texas Company	143/91
11	NW/4 NE/4 Section 17	Phillips Petroleum Co.	105/192
12	N/2 SW/4 Section 15	The Texas Company	132/178
not in unit	S/2 SW/4 Section 15	The Texas Company	132/178

Insofar and only insofar as the above described Leases in the South Fuhrman-Mascho Unit cover depths from the surface of the earth down to 5,000 feet subsurface or to the base of the Grayburg San Andres formation whichever is deeper.

UNIVERSITY CONSOLIDATED IX UNIT
Block 5, University School Lands, Andrews County, Texas

Lease No:	University Lease No. 40240
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 439
Land Covered:	W/2 Section 4

Lease No:	University Lease No. 40241
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 442
Land Covered:	N/2 Section 5

Lease No:	University Lease No. 40242
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 445
Land Covered:	S/2 Section 5

Lease No:	University Lease No. 40243
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 386
Land Covered:	E/2 Section 6

Lease No:	University Lease No. 40244
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 389
Land Covered:	E/2 Section 7

Lease No:	University Lease No. 40245
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 125, Page 582 (incorrectly described as Vol. 129 on prior conveyances)
Land Covered:	N/2 Section 8

Lease No:	University Lease No. 40246
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 392
Land Covered:	S/2 Section 8

Lease No:	University Lease No. 40247
Lessor:	Bascom Giles (Univ. of Texas)
Lessee:	Stanolind Oil and Gas Company
Dated:	June 19, 1953
Recorded:	Vol. 129, Page 395
Land Covered:	W/2 Section 9

Insofar and only insofar as the above described Leases in the University Consolidated IX Unit are limited to depths from the surface of the earth down to 100 feet below the base of the Queen Sand Formation.

UNDEVELOPED LEASES
Block 10, University Lands Survey, Andrews County, Texas

Lease No:	University Lease No. 107952
Lessor:	St. of TX and Board for Lease of University Lands
Lessee:	Phoenix PetroCorp, Inc.
Dated:	April 26, 2007
Recorded:	07 1985
Land Covered:	NW/4 Section 5

Lease No:	University Lease No. 107953
Lessor:	St. of TX and Board for Lease of University Lands
Lessee:	Phoenix Petro Corp, Inc.
Dated:	April 26, 2007
Recorded:	07 1986
Land Covered:	S/2 Section 6

Lease No:	University Lease No. 107954
Lessor:	St. of TX and Board for Lease of University Lands
Lessee:	Phoenix PetroCorp, Inc.
Dated:	April 26, 2007
Recorded:	07 1987
Land Covered:	S/2 Section 17

Rights in the undeveloped leases conveyed as to all depths.

END OF EXHIBIT